DFA Real Estate Securities Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFREX)

Summary Prospectus

February 28, 2016

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2016, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the DFA Real Estate Securities Portfolio is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the DFA Real Estate Securities Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.17%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.19%
Fee Waiver and/or Expense Reimbursement*	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the DFA Real Estate Securities Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2017, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the DFA Real Estate Securities Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver and assumption in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$18	$60	$106	$242

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PORTFOLIO TURNOVER

The DFA Real Estate Securities Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the DFA Real Estate Securities Portfolio’s performance. During the most recent fiscal year, the DFA Real Estate Securities Portfolio’s portfolio turnover rate was 4% of the average value of its investment portfolio.

Principal Investment Strategies

The DFA Real Estate Securities Portfolio, using a free float-adjusted market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Portfolio. Dimensional Fund Advisors LP (the “Advisor”) may adjust the representation in the DFA Real Estate Securities Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity management, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

The DFA Real Estate Securities Portfolio will purchase shares of real estate investment trusts (“REITs”).

As a non-fundamental policy, under normal circumstances, at least 80% of the DFA Real Estate Securities Portfolio’s net assets will be invested in securities of companies in the real estate industry. The DFA Real Estate Securities Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the development, ownership, construction, management, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. The DFA Real Estate Securities Portfolio will make equity investments in securities listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Advisor.

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The DFA Real Estate Securities Portfolio may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns.

The DFA Real Estate Securities Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the DFA Real Estate Securities Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Risks of Concentrating in the Real Estate Industry: The DFA Real Estate Securities Portfolio is concentrated in the real estate industry. The exclusive focus by DFA Real Estate Securities Portfolio on the real estate industry will cause the Portfolio to be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The performance of DFA Real Estate Securities Portfolio may be materially different from the broad equity market.

Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the DFA Real Estate Securities Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the DFA Real Estate Securities Portfolio may lose money and there may be a delay in recovering the loaned securities. The DFA Real Estate Securities Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The DFA Real Estate Securities Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the DFA Real Estate Securities Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the DFA Real Estate Securities Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The DFA Real Estate Securities Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the DFA Real Estate Securities Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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DFA Real Estate Securities Portfolio Institutional Class Shares—Total Returns

January 2006-December 2015
Highest Quarter	Lowest Quarter
33.83% (7/09–9/09)	-38.39% (10/08–12/08)

Annualized Returns (%)

Periods ending December 31, 2015

	1 YEAR	5 YEARS	10 YEARS
DFA Real Estate Securities Portfolio
Return Before Taxes	3.24%	11.93%	7.16%
Return After Taxes on Distributions	1.93%	10.73%	5.82%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.80%	8.90%	5.16%
S&P 500® Index(1) (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses, or taxes)	4.48%	12.32%	7.20%

(1)	Copyright© 2010 Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. All rights reserved.

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the DFA Real Estate Securities Portfolio. The following individuals are responsible for coordinating the day to day management of the DFA Real Estate Securities Portfolio:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Henry F. Gray, Vice President of the Advisor, has been Head of Global Equity Trading since 2006.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the DFA Real Estate Securities Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the DFA Real Estate Securities Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The DFA Real Estate Securities Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the DFA Real Estate Securities Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions generally will be taxed as ordinary income when withdrawn from the plan or account.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022816-DFREX 00161422